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                                                            CONFORMED COPY

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                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)    [__]

                                 --------------------

                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

48 Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                    (Zip code)

                                 --------------------

                             UNITED STATIONERS SUPPLY CO.
                 (Exact name of obligor as specified in its charter)

Illinois                                                    36-2431718
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                               TABLE OF CO-REGISTRANTS

United Stationers Inc.                  Delaware            36-3141189
Lagasse Bros., Inc.                     Louisiana           72-0514669
Azerty Incorporated                     Delaware            16-1187791
Positive ID Wholesale Inc.              Delaware            16-1501732
AP Support Services Incorporated        Delaware            16-1496499

2200 East Golf Road
Des Plaines, Illinois                                       60016
(Address of principal executive offices)                    (Zip code)

                                 --------------------

                      8-3/8% Senior Subordinated Notes due 2008
                         (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                    Name                                    Address
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     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York  10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                      SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of April, 1998.


                                             THE BANK OF NEW YORK



                                             By:   /s/ WALTER N. GITLIN
                                                --------------------------------
                                                Name:  WALTER N. GITLIN
                                                Title: VICE PRESIDENT

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                                                                      EXHIBIT 7

                     Consolidated Report of Condition of

                             THE BANK OF NEW YORK
                   of 48 Wall Street, New York, N.Y. 10286

   And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                            Dollar Amounts
ASSETS                                                       in Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .....  $ 5,742,986
   Interest-bearing balances ..............................    1,342,769
Securities:
   Held-to-maturity securities ............................    1,099,736
   Available-for-sale securities ..........................    3,882,686
Federal funds sold and Securities purchased under
 agreements to resell .....................................    2,568,530
Loans and lease financing receivables:
   Leans and leases, net of unearned income .....35,019,608
   LESS:  Allowance for loan and lease losses ......627,350
   LESS:  Allocated transfer risk reserve ................0
   Loans and leases, net of unearned income, allowance
    and reserve ...........................................   34,392,258
Assets held in trading accounts ...........................    2,521,451
Premises and fixed assets (including capitalized leases)...      659,209
Other real estate owned ...................................       11,992
Investments in unassociated subsidiaries and associated
 companies ................................................      226,263
Customer's liability to this bank on acceptances
 outstanding ..............................................    1,187,449
Interest assets ...........................................      781,684
Other assets ..............................................    1,736,574
                                                             -----------
Total assets ..............................................  $56,153,587
                                                             -----------
                                                             -----------
LIABILITIES
Deposits
   In domestic offices ....................................  $27,031,382
   Non-interest bearing .........................11,899,507
   Interest bearing .............................15,131,855
   In foreign cities Edge and Agreement subsidiaries
    and IBFs ..............................................   13,794,449
   Non-interest bearing ............................590,999
   Interest bearing .............................13,203,450
Federal funds purchased and Securities sold under
 agreements to repurchase .................................    2,338,881
Demand notes issued to the U.S. Treasury ..................      172,851
Trading liabilities .......................................    1,695,216
Other borrowed money
   With remaining maturity of one year or less ............    1,905,330
   With remaining maturity of more than one year through
    three years ...........................................            0
   With remaining maturity of more than three years .......       26,654
Banks equity on acceptances executed and outstanding ......    1,195,923
Subordinated notes and securities .........................    1,012,940
Other facilities ..........................................    2,018,950
                                                             -----------
Total liabilities .........................................   51,192,576
                                                             -----------
                                                             -----------
EQUITY CAPITAL
Common stock ..............................................    1,135,284
Surplus ...................................................      731,319
Undivided profits and capital reserves ....................    3,093,726
Net unrealized holding gains (losses) on available-
 for-sale securities ......................................       36,866
Cumulative foreign currency transaction adjustments .......      (36,184)
                                                             -----------
Total equity capital .................                         4,961,011
                                                             -----------
Total liabilities and equity capital ......................  $56,153,587
                                                             -----------
                                                             -----------

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Robert E. Keilman

   We the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

           Thomas A. Reny    )
           Alan R. Griffin   )  Directors
           J. Carter Bacot   )
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